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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         March 21, 2006
                                                  ------------------------------

                             Advanced Photonix, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    1-11056                  33-0325836
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 (STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
       OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


      1240  Avenida Acaso, Camarillo, California                93012
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


Registrant's telephone number, including area code:      (805) 987-0146
                                                    ----------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

On March 20, 2006, all of the Company's outstanding additional investment rights ("AIRs") were exercised by the holders thereof. We received gross proceeds of $4,000,000 from this exercise which we intend to use for general working capital.

In connection with such exercise, we have issued (i) an additional $4,000,000 aggregate principal amount of our senior subordinated convertible notes and (ii) warrants to purchase an aggregate of 680,658 shares of our common stock at an exercise price of $1.78 per share expiring on September 20, 2011. The notes are convertible at the option of the holder under certain circumstances into shares of our common stock at an initial conversion price of $2.1156 per share, subject to adjustment. All other terms of such notes are identical to the currently outstanding $6.0 million aggregate principal amount of our senior subordinated convertible notes.

The AIRs were issued in October 2004 in connection with a private placement to a limited number of accredited investors. The issuance of the AIRs and the issuance of the notes and warrants upon the exercise of the AIRs did not constitute a public offering and accordingly were exempt from the registration requirements of the Securities Act of 1933.

Pursuant to a Registration Rights Agreement entered into at the closing of the private placement in October 2004, we have agreed to register under the Securities Act of 1933 the sale of shares of common stock issuable upon conversion of the notes and upon exercise of the warrants.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

  Exhibit
  Number          Exhibit

  10.13.1 Registration Rights Agreement dated October 11, 2004 between Advanced Photonix, Inc. and the Buyers, as amended.*

  10.13.2         Form of Senior Subordinated Convertible Note.*

  10.13.3         Form of Warrant.*

     99.1         Advanced Photonix, Inc.'s press release dated March 21, 2006.


* Incorporated by reference to the Registrant's Form 8-K as filed with the Securities and Exchange Commission on October 12, 2004





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ADVANCED PHOTONIX, INC.



                                       By: /s/ Richard Kurtz
                                          --------------------------------------
                                          Richard Kurtz, Chief Executive Officer

Dated: March 22, 2006


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                                  Exhibit Index


  Exhibit
  Number          Exhibit
  -------         --------------------------------------------------------------
     99.1         Advanced Photonix, Inc.'s press release dated March 21, 2006.
